
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of report (Date of earliest event reported) November 12, 1996


                       SYSTEM SOFTWARE ASSOCIATES, INC.
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            (Exact name of registrant as specified in its charter)


                                   Delaware
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                (State or other jurisdiction of incorporation)


               0-15322                                36-3144515
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       (Commission File Number)                     (I.R.S. Employer
                                                    Identification No.)

           500 West Madison
           Chicago, Illinois                             60661
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  (Address of principal executive offices)             (Zip Cope)


                                (312) 258-6000
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             (Registrant's Telephone Number, Including Area Code)


                                      N/A
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         (Former name or former address, if changed since last report)
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Item 4. Change In Registrant's Certifying Accountants.
        ---------------------------------------------

     On November 12, 1996, the Company engaged KPMG Peat Marwick LLP ("KPMG") to become the Company's new principal accountants. The decision to retain KPMG was approved by the Company's Board of Directors upon recommendation by the Company's Audit Committee of the Board of Directors.

     On November 6, 1995, the Company had engaged KPMG to review the application of accounting principles to a four-installment software contract executed by the Company in 1995. However, this engagement was discontinued after a very brief period without KPMG rendering any report, conclusion or advice as to such contract.

     On September 17, 1996, the Company engaged KPMG to review the Company's internal controls, principally including those over the contracting process, with the objective of providing observations and recommendations for improving those controls, but not the rendering of any opinion. This particular engagement is in process and no recommendations have been made to date.

     The Company has requested KPMG to furnish a letter addressed to the
Commission stating whether KPMG agrees with the above statements. A copy of such letter is filed as an exhibit hereto.
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                                   EXHIBITS

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Item 7.     Financial Statements and Exhibits
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
  (c)       Exhibits
            --------
            16.1 Letter from KPMG Peat Marwick pursuant to Item 304(a)(2)(ii)(D)
of Regulation S-K.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SYSTEM SOFTWARE ASSOCIATES, INC.


Date November 19, 1996            BY: /s/ Joseph J. Skadra
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                                       Joseph J. Skadra, Chief Financial Officer